Investment in Partnership	9 Months Ended
Jun. 30, 2012
Equity [Abstract]
Investment in Partnership
Investment in Partnership

On February 1, 2010, Post Foods Canada Corp. received a non-cash equity contribution from its parent in the form of ownership interest in RAH Canada Limited Partnership ("RAH Canada"). The investment was recorded at $58.6 and reflects a 48.15% ownership in the partnership. Another Ralcorp entity holds the remainder of the ownership interests. The earnings of the partnership were derived from interest on loans to the partners.

Post accounted for its investment in the partnership using the equity method. The amount of Post's net investment that represented undistributed earnings from the partnership was $0.2 for the nine months ended June 30, 2012, and $2.9 for the nine months ended June 30, 2011. The carrying value at September 30, 2011 approximated the market value of Post's investment. This equity investment in RAH Canada did not transfer to Post in the Spin-Off.